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                                                                   EXHIBIT 99.5

                           FIRST AMENDED AND RESTATED
                             REGISTRATION AGREEMENT

                  THIS FIRST AMENDED AND RESTATED REGISTRATION AGREEMENT (this "AGREEMENT") is made as of October 26, 2001, by and among Focal Communications Corporation, a Delaware corporation (the "COMPANY"), the Persons listed on the SCHEDULE OF ORIGINAL INSTITUTIONAL INVESTORS attached hereto (the "ORIGINAL INSTITUTIONAL INVESTORS"), the Persons listed on the SCHEDULE OF NEW INSTITUTIONAL INVESTORS attached hereto (the "NEW INSTITUTIONAL INVESTORS"), the Persons listed on the SCHEDULE OF EXCHANGING BONDHOLDERS attached hereto (the "EXCHANGING BONDHOLDERS"), and the Persons listed on the SCHEDULE OF EXECUTIVE INVESTORS attached hereto (the "EXECUTIVE INVESTORS"). Capitalized terms used but not otherwise defined herein have the meanings given to such terms in
Section 9.

                  WHEREAS, the Company, the Original Institutional Investors, and the Executive Investors are parties to a Registration Agreement dated as of November 27, 1996, and amended as of August 21, 1998 and August 2, 2000 (the "ORIGINAL REGISTRATION AGREEMENT").

                  WHEREAS, the Company and the New Institutional Investors have entered into a Preferred Stock Purchase and Loan Commitment Agreement, dated as of August 9, 2001 (as amended by that certain Joinder Agreement and Amendment No. 1 to Preferred Stock Purchase and Loan Commitment Agreement, dated as of September 21, 2001, that certain Amendment No. 2 to Preferred Stock Purchase and Loan Commitment Agreement, dated as of October 11, 2001, and that certain Joinder Agreement, dated as of October 23, 2001, the "PURCHASE AGREEMENT"), pursuant to which the New Institutional Investors have agreed, on the terms and subject to the conditions set forth therein, to purchase shares of the Company's Series A Redeemable Voting Convertible Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK") and to make certain senior secured loans (the "LOANS") to the Company.

                  WHEREAS, the Company has entered into an Exchange Agreement with each of the Exchanging Bondholders (collectively, the "EXCHANGE AGREEMENTS"), pursuant to which the Exchanging Bondholders have agreed, on the terms and subject to the conditions set forth therein, to exchange certain of the Company's debt securities held by such Exchanging Bondholders for shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK").

                  WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the New Institutional Investors and the Exchanging Bondholders at the closing of the transactions contemplated by the Purchase Agreement and the Exchange Agreements, respectively.

                  WHEREAS, the parties hereto desire to amend and restate the Original Registration Agreement in its entirety as set forth herein.

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                  NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION. At any time after the date hereof: (i) the holders of a majority of the Original MDCP Registrable Securities then outstanding may request two registrations under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (each, a "LONG-FORM REGISTRATION"), (ii) the holders of a majority of the Original Frontenac Registrable Securities then outstanding and the holders of a majority of the Original BV Registrable Securities then outstanding may each request one Long- Form Registration, (iii) the holders of at least 8% of the Original Registrable Securities then outstanding may request unlimited registrations under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration (each, a "SHORT-FORM REGISTRATION") if available, (iv) the holders of a majority of the New Institutional Investor Registrable Securities may request two Long-Form Registrations (or Short-Form Registrations if available), and (v) the holders of a majority of the New Institutional Investor Registrable Securities may request unlimited Short-Form Registrations which are filed with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (each, a "SHELF REGISTRATION") if available; PROVIDED that the aggregate offering value of the Registrable Securities requested to be registered in any registration under this paragraph 1(a) (each, a "DEMAND REGISTRATION") must equal at least $10 million in any Long-Form Registration, and at least $2 million in any Short-Form Registration (including any Shelf Registration).

                  All requests for registration hereunder shall be made by giving written notice to the Company (the "DEMAND NOTICE"). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of paragraph 1(e) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (b) DEMAND EXPENSES. The Company shall pay all Registration Expenses of all holders of Registrable Securities in all Demand Registrations.

                  (c) LONG-FORM REGISTRATIONS. A registration shall not count as one of the permitted Long-Form Registrations (including any Short-Form Registration pursuant to paragraph 1(a)(iv) above) until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration) or if the holders of Registrable Securities initially requesting such registration are not able to register and sell at least 90% of the Registrable Securities


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requested to be included in such registration; PROVIDED that the Company shall in any event pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations.

                  (d) SHORT-FORM REGISTRATIONS. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

                  (e) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priorities: (i) first, the Registrable Securities (other than Executive Registrable Securities or Exchanging Bondholder Registrable Securities) requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (ii) second, the Exchanging Bondholder Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iv) fourth, other securities requested to be included in such registration.

                  (f) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration which is a Long-Form Registration within 180 days after the effective date of a previous Demand Registration which was a Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 3 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such


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Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such withdrawn registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

                  (g) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

                  (h) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of both (i) the holders of at least 67% of the Original Institutional Investor Registrable Securities then outstanding and (ii) the holders of a majority of the New Institutional Investor Registrable Securities then outstanding; PROVIDED that the Company may grant rights to other Persons to
(i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

                  2. PREFERRED REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. At any time after the first anniversary of the closing under the Purchase Agreement, the holders of a majority of the Preferred Securities then outstanding may request one registration of all or any portion of their Preferred Securities (the "PREFERRED REGISTRATION"), which registration may be a Long-Form Registration, a Short-Form Registration if available, or a Shelf-Registration if available (as determined by the holders of a majority of the Preferred Securities included in such registration).

                  All requests for registration under this paragraph 2(a) will be made by giving written notice to the Company, which notice will specify the approximate number of Preferred Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such notice, the Company shall give written notice of such requested registration to all other holders of Preferred Securities and will include in such registration all Preferred Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (b) PREFERRED EXPENSES. The Company shall pay all Registration Expenses of all holders of Preferred Securities in the Preferred Registration.


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                  (c) PERMITTED REGISTRATION. A registration shall not count as the permitted Preferred Registration until it has become effective (unless such Preferred Registration has not become effective due solely to the fault of the holders requesting such registration) or if the holders of Preferred Securities initially requesting such registration are not able to register and, in the case of an underwritten registration, sell at least 90% of the Preferred Securities requested to be included in such registration; PROVIDED that the Company shall in any event pay all Registration Expenses in connection with any registration initiated as a Preferred Registration whether or not it has become effective and whether or not such registration has counted as the permitted Preferred Registration. The Preferred Registration shall be an underwritten registration, unless otherwise determined by the holders of a majority of the Preferred Securities to be included in such registration.

                  (d) SHORT-FORM REGISTRATIONS. The Preferred Registration will be a Short-Form Registration whenever the Company is permitted to use any applicable short form.

                  (e) PRIORITY ON PREFERRED REGISTRATION. The Company shall not include in the Preferred Registration any securities which are not Preferred Securities without the prior written consent of the holders of a majority of the Preferred Securities included in such registration. If the Preferred Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Preferred Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Preferred Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Preferred Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priorities: (i) first, the Preferred Securities requested to be included in such registration, pro rata among the holders of such Preferred Securities on the basis of the number of shares owned by each such holder, and (ii) second, other securities requested to be included in such registration.

                  (f) RESTRICTIONS ON PREFERRED REGISTRATION. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Preferred Registration if the Company's board of directors determines in its reasonable good faith judgment that such Preferred Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Preferred Securities initially requesting such Preferred Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Preferred Registration shall not count as the permitted Preferred Registration hereunder and the Company shall pay all Registration Expenses in connection with such withdrawn registration. The Company may delay a Preferred Registration hereunder only once in any twelve-month period.

                  (g) SELECTION OF UNDERWRITERS. The holders of a majority of the Preferred Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and man-


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ager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

                  (h) EXCHANGE OF SECURITIES. If the Preferred Registration is an underwritten public offering, and the managing underwriters advise the the holders of Preferred Securities and the Company that the following type of exchange would positively affect the marketability of such offering, then the Company will or will agree to exchange the Preferred Securities requested to be included in such registration for substantially identical securities (with such modifications to the form and terms thereof as are suggested by the managing underwriters and reasonably acceptable to the Company and the holders of a majority of the Preferred Securities included in such registration), which newly issued securities will be included in such Preferred Registration.

                  3. PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a Preferred Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities (other than Executive Registrable Securities or Exchanging Bondholder Registrable Securities) requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Exchanging Bondholder Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, (iv) fourth, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (v) fifth, other securities requested to be included in such registration.


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                  (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback
Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration.

                  (e) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convert ible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

                  4. HOLDBACK AGREEMENTS.

                  (a) HOLDERS OF REGISTRABLE SECURITIES.

                           (i) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (A) the 30-day period prior to and (B) the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (or the commencement date of any underwritten distribution from a Shelf Registration), except as part of such underwritten registration (or underwritten distribution) or unless the underwriters managing the registered public offering otherwise agree.

                           (ii) The Company shall determine, and notify the holders of Registrable Securities of, the commencement date of the 30-day period referred to in clause (i)(A) of this Section 4(a). The Company's determination of the commencement date shall be made in good faith after consultation with the underwriters managing the registered public offering.

                           (iii) The 90-day period referred to in clause (i)(B) of this Section 4(a) shall terminate and be of no further force and effect if the closing bid price of the Company's common stock at any time exceeds 120% of the offering price of the common stock in the registered public offering referred to therein for five consecutive trading days. In addition, if such 90-day period terminates as a result of the application of the previous sentence, the Company will use reasonable


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         efforts to persuade the underwriters managing the registered public offering thereafter to allow holders of Registrable Securities to sell their shares in the public market (including under Rule 144) without regard to any lock-up or similar arrangement entered into between the underwriters managing the public offering and the holders of Registrable Securities.

                  (b) THE COMPANY. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (or the commencement date of any underwritten distribution from a Shelf Registration), except as part of such underwritten registration (or such underwritten distribution) or pursuant to registrations on Form S-8 or any successor form, or unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 3% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to Rule 144) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration or distribution, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, in the case of a Shelf Registration, a period ending on the earlier of (i) the date on which all Registrable Securities included in such Shelf Registration have been sold pursuant thereto or have otherwise ceased to be Registrable Securities, and (ii) the second anniversary of the effective date of such Shelf Registration) and comply with the provisions of the Securities Act with respect to the disposition of all


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securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);


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                  (i) make available for inspection by any seller of Registrable
Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

                   (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

                  6. REGISTRATION EXPENSES.

                  (a) EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability

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insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                  (b) REIMBURSEMENT OF COUNSEL. In connection with each Demand Registration, the Preferred Registration, and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration, Preferred Registration, or Piggyback Registration.

                  7. INDEMNIFICATION.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) No indemnifying party shall, without the written consent of each indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise, or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any indemnified party and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for in this Section 7 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above, but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the registration statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding subsection shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no seller of Registrable Securities shall be required to contribute pursuant to this Section 7(e), together with amounts paid under Section 7(b), any amounts in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

                  (g) The indemnification and contribution required by this
Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage, or liability is incurred.

                  8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 7 hereof.

                  9. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below:

                  "EXCHANGING BONDHOLDER REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, any Common Stock issued to the Exchanging Bondholders pursuant to the Exchange Agreements.

                  "EXECUTIVE REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, Common Stock issued by the Company to the Executive Investors prior to the date hereof.

                  "ORIGINAL BV REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, the Common Stock issued by the Company to Battery Ventures III, L.P. prior to the date hereof.

                  "ORIGINAL FRONTENAC REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, the Common Stock issued by the Company to Frontenac VI, L.P. prior to the date hereof.

                  "ORIGINAL INSTITUTIONAL INVESTOR REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, Common Stock issued by the Company to the Original Institutional Investors prior to the date hereof.

                  "ORIGINAL MDCP REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, the Common Stock issued by the Company to Madison Dearborn Capital Partners, L.P. prior to the date hereof.

                  "ORIGINAL REGISTRABLE SECURITIES" means, collectively, Original Institutional Investor Registrable Securities and Executive Registrable Securities.

                  "NEW INSTITUTIONAL INVESTOR REGISTRABLE SECURITIES" means Registrable Securities consisting of, or derived from, (x) Preferred Stock issued to the New Institutional Investors under the Purchase Agreement or (y) (without duplication with the securities described in clause (x)) Common Stock issued or issuable upon conversion of the Preferred Stock and the Loans.

                  "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PREFERRED SECURITIES" means shares of Preferred Stock issued to the New Institutional Investors under the Purchase Agreement, so long as such shares continue to be Registrable Securities.

                  "REGISTRABLE SECURITIES" means (i) any Common Stock issued by the Company to the Original Institutional Investors prior to the date hereof,
(ii) any Common Stock issued by the Company to the Executive Investors prior to the date hereof, (iii) with respect to a Preferred Registration, any Preferred Stock issued to the New Institutional Investors under the Purchase Agreement, (iv) without duplication of the securities described in clause (iii), any Common Stock issued or issuable upon conversion of the Preferred Stock or the Loans, (v) any Common Stock issued to the Exchanging Bondholders pursuant to the Exchange Agreements, and (vi) any securities issued with respect to any of the foregoing securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or upon conversion or exercise of any such securities; PROVIDED that with respect to any Registrable Securities, such securities shall cease to be Registrable Securities when they have been (A) distributed to the public pursuant to an offering registered under the Securities Act, (B) sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule promulgated by the Securities Exchange Commission then in force), or (C) transferred to the public in a transaction exempt from registration under Section 4(1) of the Securities Act; AND PROVIDED FURTHER, that such securities shall cease to be Registrable Securities if the aggregate number of securities that would otherwise be considered Registrable Securities held by a holder (together with his or its affiliates) constitutes fewer that 0.5% of the shares of Common Stock of the Company then outstanding and the holder thereof may sell such securities under Rule 144(k), or any successor provision thereto, under the Securities Act. For purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon conversion of Preferred Stock or Loans, or similar securities held by such Person, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of such Registrable Securities hereunder.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute then in force.

                  10. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of at least 67% of the Original Institutional Investor Registrable Securities outstanding at the time such amendment or waiver becomes effective, and the holders of at least a majority of the New Institutional Investor Registrable Securities outstanding at the time such amendment or waiver becomes effective; PROVIDED, that an amendment which adversely affects the Executive Registrable Securities in a manner adverse relative to other Registrable Securities also requires the prior written consent of holders of a majority of the Executive Registrable Securities then outstanding; AND PROVIDED FURTHER, that an amendment which adversely affects the Exchanging Bondholder Registrable Securities in a manner adverse relative to other Registrable Securities also requires the prior written consent of holders of a majority of the Exchanging Bondholder Registrable Securities then outstanding.

                  (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (i) GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

                  (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), or three business days after being sent to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Original Institutional Investor, each New Institutional Investor, each Exchanging Bondholder, and each Executive Investor at the last known record address for such Person and to the Company at the address indicated below:

                        Focal Communications Corporation
                        200 N. LaSalle Street
                        Suite 1100
                        Chicago, IL 60601
                        Telephone: 312-895-8400
                        Telecopy: 312-895-8202
                        Attention: General Counsel

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                   *         *         *         *        *

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.

                                  FOCAL COMMUNICATIONS CORPORATION


                                  By: /s/ Lewis Shender
                                  Its:
                                      ------------------------------------------


                                  GREAT HILL EQUITY PARTNERS LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP, LLC
                                  Its: General Partner

                                  By: /s/ John G. Hayes
                                      A Manager


                                  GREAT HILL INVESTORS, LLC


                                  By: /s/ John G. Hayes
                                      A Manager


                                  GREAT HILL EQUITY PARTNERS II
                                  LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP II, LLC
                                  Its:  General Partner


                                  By: /s/ John G. Hayes
                                      A Manager

                                  GREAT HILL AFFILIATE PARTNERS II
                                  LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP II, LLC
                                  Its:  General Partner


                                  By:   John G. Hayes
                                        A Manager

                                  MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

                                  By: Madison Dearborn Partners IV, L.P.
                                  Its: General Partner

                                  By: Madison Dearborn Partners, L.L.C.
                                  Its: General Partner

                                  By: /s/ James Perry
                                  Its:
                                      ------------------------------------------


                                  FRONTENAC VIII LIMITED PARTNERSHIP

                                  By: Frontenac VIII Partners, L.P.
                                  Its: General Partner

                                  By: Frontenac Company VIII, L.L.C.
                                  Its: General Partner

                                  By: /s/ James E. Crawford
                                  Its:
                                      ------------------------------------------

                                  FRONTENAC MASTERS VIII LIMITED PARTNERSHIP

                                  By: Frontenac VIII Partners, L.P.
                                  Its: General Partner

                                  By: Frontenac Company VIII, L.L.C.
                                  Its: General Partner

                                  By: /s/ James E. Crawford
                                  Its:
                                      ------------------------------------------


                                  BATTERY VENTURES III, L.P.

                                  By: Battery Partners III, L.P.
                                  Its: General Partner

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------


                                  BATTERY VENTURES VI, L.P.

                                  By: Battery Partners VI, LLC
                                  Its: General Partner

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------

                                  BATTERY INVESTMENT PARTNERS VI, LLC

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------


                                  RANDOLPH STREET PARTNERS III

                                  By: /s/ WSK
                                  Its:
                                      ------------------------------------------


                                  SPECIAL CO-INVEST PARTNERS I

                                  By: /s/ WSK

                                  Its:
                                      ------------------------------------------


                                      /s/ John Barnicle
                                      -----------------
                                      John Barnicle

                                      /s/ Robert C. Taylor
                                      Robert C. Taylor, Jr.

                  SCHEDULE OF ORIGINAL INSTITUTIONAL INVESTORS

Madison Dearborn Capital Partners, L.P.
Frontenac VI Limited Partnership
Battery Ventures III, L.P.

                     SCHEDULE OF NEW INSTITUTIONAL INVESTORS

Madison Dearborn Capital Partners IV, L.P.
Randolph Street Partners III
Special Co-Invest Partners I
Frontenac VIII Limited Partnership
Frontenac Masters VIII Limited Partnership
Battery Ventures III, L.P.
Battery Ventures VI, L.P.
Battery Investment Partners VI, LLC
Great Hill Equity Partners Limited Partnership
Great Hill Investors, LLC
Great Hill Equity Partners II Limited Partnership
Great Hill Affiliate Partners II Limited Partnership

                       SCHEDULE OF EXCHANGING BONDHOLDERS


Redacted

                         SCHEDULE OF EXECUTIVE INVESTORS

Brian Addy
John Barnicle
Joseph Beatty
Robert C. Taylor, Jr.